UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 9, 2009

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MEDIS TECHNOLOGIES LTD.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-30391 (COMMISSION FILE NUMBER)	13-3669062 (I.R.S. EMPLOYER IDENTIFICATION NO.)

805 Third Avenue
New York, New York 10022
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 935-8484
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 9, 2009, Medis Technologies Ltd. (the “Company”) announced that it shipped a few thousand units of its 24/7 Power Pack products in the fourth quarter of 2008 and started selling its products in the fourth quarter. The Company has not yet determined whether it has recognized revenues in the fourth quarter of 2008 and, if so, the amount of any such revenue.

The Company previously announced that it expects that it will need to obtain additional financing to continue and expand its operations and to meet its cash flow needs. The Company has not yet entered into a definitive arrangement with respect to any such financing, nor can it confirm an amount to be raised or the timing of any such financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2009
MEDIS TECHNOLOGIES LTD.

By:	/s/ Jose Mejia
Name: Jose Mejia
Title: President & CEO